Regulatory Commission of Alaska

                                   Certificate

                                       Of

                        Public Convenience and Necessity

                                     No. 489

Having found that the grantee of this certificate is fit, willing, and able to provide the utility services applied for and that such services are required for the convenience and necessity of the public, the Regulatory Commission of Alaska, pursuant to the authority vested in it by AS 42.05, hereby issues this certificate of Public Convenience and Necessity to

                     GCI COMMUNICATIONS CORP. d/b/a GENERAL
                         COMMUNICATION, INC., d/b/a GCI

authorizing it to operate a public utility, as defined by AS 42.05.990(4) (B) for the purpose of furnishing

                           TELECOMMUNICATIONS SERVICE
                                (LOCAL EXCHANGE)

This Certificate is issued under, and subject to, the provisions of AS 42.05 and all rules, regulations. and orders from time to time promulgated by the Commission governing the rates, charges, services, facilities, and practices of utility operations of the kind authorized herein.

The specific nature, scope, terms, conditions, and limitations of the authority granted by this Certificate, as amended to date, are set forth in the appendix hereto and in the following order(s) of the Commission which, by this reference, are incorporated in and made a part hereof as though fully set forth herein.

Docket No.                                                  Date of Order
U-00-02(1)                                                  July 7, 2000

   (Chronology and service are descriptions shown on the attached Appendix A)

IN WITNESS THEREOF, the undersigned members of the Commission have executed this Certificate of Public Convenience and Necessity at Anchorage, Alaska on this 2nd day of September 2000.

                      [SEAL]         Regulatory Commission of Alaska

                                                    /s/
                                                 (CHAIR)

                                                    /s/
                                              (COMMISSIONER)

                                                    /s/
                                              (COMMISSIONER)

                                                    /s/
                                              (COMMISSIONER)

                                                    /s/
                                              (COMMISSIONER)